UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Dear Fellow Stockholders:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Iconix Brand Group, Inc. (the “Company” or “Iconix”), which will be held on Tuesday, June 16, 2020, at 12:30 p.m., Eastern Time. In light of the COVID-19 outbreak, for the safety of our stockholders, our directors, our officers and our employees, and taking into account recent federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You or your proxyholder may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.cstproxy.com/iconixbrand/2020 and using the 12-digit control number printed on your proxy card. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement.
Iconix is proud to be part of your portfolio and the Company thanks you for your support. The Notice of Annual Meeting and proxy statement (the “Proxy Statement”), which follow, describe the business to be conducted at the Annual Meeting.
The board of directors of the Company (the “Board of Directors” or the “Board”) has over the last five (5) years restructured the Company’s executive compensation and governance policies to respond to stockholder feedback. The Board, the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Governance Committee of the Board (the “Governance/Nominating Committee”) also continue to review the Company’s governance and compensation practices and will make additional changes where appropriate. In the last two years, we reduced the size of our Board from eight (8) directors to five (5) directors to better align to the needs of our Company during a challenging financial period. The qualifications and biographies of all of our directors are provided in the attached Proxy Statement.
Whether or not you will be able to attend the Annual Meeting, it is very important that your shares are represented. We urge you to read the accompanying Proxy Statement carefully and to use the enclosed proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposals, as soon as possible. You may vote your shares by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also vote your shares via the Internet by following the instructions on the enclosed proxy card.
Holders of shares as of the close of business on April 27, 2020, the record date for voting at the Annual Meeting, are urged to submit a proxy card, even if your shares were sold after such date.
If your brokerage firm, bank, dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules on which your broker may vote shares held in “street name” without your voting instructions. On “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. For example, under current broker voting rules, any election of a member of the Board of Directors is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting in person, we appreciate a prompt submission of your vote. We hope you will be able to attend the Annual Meeting. On behalf of the Company and your Board of Directors, thank you for your continued support.
Cordially,
Robert C. Galvin
President and Chief Executive Officer
April 29, 2020
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Tuesday, June 16, 2020: The Notice of the Annual Meeting and accompanying Proxy Statement as well as the 2019 Annual Report on Form 10-K are available at: http://www.cstproxy.com/iconixbrand/2020.

Notice of
Annual Meeting
of Stockholders
To be held on Tuesday, June 16, 2020
12:30 p.m., Eastern Time
www.cstproxy.com/iconixbrand/2020
To the Stockholders of ICONIX BRAND GROUP, INC.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Iconix Brand Group, Inc. (the “Company”) will be held on Tuesday, June 16, 2020, at 12:30 p.m., Eastern Time. In light of the COVID-19 outbreak, for the safety of our stockholders, our directors, our officers and our employees, and taking into account recent federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You or your proxyholder may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.cstproxy.com/iconixbrand/2020. The Annual Meeting will be held for the following purposes:
1.
To elect five (5) directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020;

3.
To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

These items of business are more fully described in the proxy statement (the “Proxy Statement”) accompanying this Notice of the Annual Meeting.
Only stockholders of record at the close of business on April 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive office, located at 1450 Broadway, Third Floor, New York, New York 10018, for the ten (10) day period before the date of the Annual Meeting, between 9:00 a.m. and 5:00 p.m., local time. If, due to COVID-19, our principal executive office is closed during the ten (10) days prior to the Annual Meeting, you may send a written request to our Secretary at our principal executive office, and we will arrange a way for you to inspect the list.
PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF THE COMPANY AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). STOCKHOLDERS WILL NEED THE 12-DIGIT CONTROL NUMBER PRINTED ON THEIR PROXY CARD TO PARTICIPATE IN THE ANNUAL MEETING.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY VOTING VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.
Dated: April 29, 2020
By Order of the Board of Directors,
F. Peter Cuneo
Chairman

i

ii

PROXY STATEMENT
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or the “Board”) of Iconix Brand Group, Inc., a Delaware corporation (the “Company”, “Iconix”, “we”, “us” or “our”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 16, 2020 at 12:30 p.m., Eastern Time, including any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting. In light of the COVID-19 outbreak, for the safety of our stockholders, our directors, our officers and our employees, and taking into account recent federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You or your proxyholder may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.cstproxy.com/iconixbrand/2020 and using the 12-digit control number printed on your proxy card. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them set forth in the section titled “Voting Procedures” herein.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the virtual Annual Meeting, you should contact your broker or agent to obtain a legal proxy following the instructions set forth in the section titled “Voting Procedures — Beneficial Stockholders” herein.
Proxies duly executed and returned to the management of the Company, and not revoked, will be voted at the Annual Meeting. Any proxy given may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy or by voting again at a later date on the Internet, by written notification of such revocation to the Secretary of the Company, or by personally withdrawing the proxy at the virtual Annual Meeting and voting in person. Only the latest ballot or Internet proxy submitted by a stockholder prior to the Annual Meeting will be counted.
The address and telephone number of the principal executive offices of the Company are:
1450 Broadway, Third Floor
New York, New York 10018
Telephone No.: (212) 730-0030

OUTSTANDING STOCK AND VOTING RIGHTS
Only stockholders of record at the close of business on April 27, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 11,837,713 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), the Company’s only class of voting securities. Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.
GENERAL INFORMATION
Revocation of Proxies
You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by doing any of the following:
(1)
you can submit a valid proxy with a later date;

(2)
you can change your vote via the Internet by following the instructions on the enclosed proxy card;

(3)
you can notify our Secretary in writing at Iconix Brand Group, Inc., c/o Secretary, 1450 Broadway, Third Floor, New York, New York 10018 that you have revoked your proxy; or

(4)
you can vote in person by at the virtual Annual Meeting by following the instructions set forth below under “— Voting Procedures,” using the 12-digit control number printed on your proxy card. If you are not a record holder of shares, you must provide a “legal” proxy from the record holder in order to vote your shares in person at the virtual Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held in “street name” through a broker, bank or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.
Receipt of Multiple Proxy Cards
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card you receive.
VOTING PROCEDURES
You or your proxyholder may attend the virtual Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.cstproxy.com/iconixbrand/2020 and using the 12-digit control number printed on your proxy card. Only stockholders of record at the close of business on the Record Date will be entitled to attend the virtual Annual Meeting. Any stockholder wishing to attend the virtual Annual Meeting may register for the meeting starting at 12:30 p.m., Eastern Time, on June 9, 2020. To register for the virtual Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:
Registered Stockholders
If your shares are registered in your name with the Company’s transfer agent and you wish to attend the virtual Annual Meeting, go to www.cstproxy.com/iconixbrand/2020, enter the 12-digit control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting, you will need to log back into the meeting site using your 12-digit control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Stockholders
Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to vote at the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to vote at the online-only meeting. After contacting Continental Stock Transfer, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental Stock Transfer at least 5 business days prior to the meeting date.
Beneficial Stockholders who would like to attend the online-only virtual meeting but do not wish to cast a vote at the meeting may contact Continental Stock Transfer at proxy@continentalstock.com to request a guest control number. Beneficial stockholders should contact Continental Stock Transfer at least 5 business days prior to the meeting date.
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, virtual attendees are able to vote using the online meeting website and submit questions or comments to the Company’s officers during the meeting via the virtual meeting webcast. Stockholders may submit questions or comments during the meeting through the virtual meeting portal by typing in the “Submit a question” box.
You may vote “FOR” the five (5) nominees to the Board of Directors or you may vote “against” any nominee you specify. The directors will be elected by a majority of the votes “cast” at the Annual Meeting (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee), provided a quorum is present. All matters to be voted upon at the Annual Meeting will be decided by a majority of votes cast for such matter at the Annual Meeting, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Votes will be counted and certified by one or more inspector of elections who are expected to be one or more employees of the Company’s transfer agent. In accordance with Delaware law, abstentions, “votes against” and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum.
Stockholders vote by casting ballots (in person or by proxy), which are tabulated by the inspector of elections. Abstentions and broker “non-votes” are included in the number of shares present at the Annual Meeting for quorum purposes. Abstentions will not be considered votes “cast” and therefore will have no effect for purposes of Proposals I, II and III.
Broker “non-votes” are not counted in the tabulations of the votes cast on proposals that constitute “non-routine” or “non-discretionary” matters because stockholders are not considered to be entitled to vote on matters as to which broker authority is withheld. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Accordingly, banks, brokers and other nominees have discretionary voting power only with respect to Proposal II (the ratification of the appointment of our auditor), as this is the only proposal considered to be a “routine” matter. Banks, brokers and other nominees will not have discretionary voting power with respect to Proposals I (the election of directors) and III (the non-binding advisory vote on named executive officer compensation) in the absence of specific instruction. We encourage all beneficial owners to vote their shares because banks, brokers and other nominees cannot vote on other matters.
Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.

PROPOSAL I: ELECTION OF DIRECTORS
At the Annual Meeting, five (5) directors will be elected to hold office for a term expiring at the next annual meeting of stockholders, which is expected to be held in 2021, or until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.
At the Annual Meeting, proxies granted by stockholders will be voted individually for the election of the persons listed below as directors of the Company, unless a proxy specifies that it is not to be voted in favor of a nominee for director. Each of the persons named below, whether a current Board member or a nominee for election as a director, has indicated to the Board that he or she will be available to serve on the Board, if elected at the Annual Meeting. The Board recommends that you vote “FOR” the nominees listed below.
When reviewing candidates for our Board, the Nominating and Governance Committee of our Board (the “Governance/Nominating Committee”) and the Board consider the evolving strategy of the Company, its operating environment and outlook, as well as the needs of the Board to seek candidates that fill any current or anticipated future needs. The Governance/Nominating Committee and the Board also believe that all directors should possess the attributes described below under “Consideration of Director Nominees by the Board.” While the Governance/Nominating Committee does not have a formal policy with respect to diversity, the Board and the Governance/Nominating Committee believe that it is important that Board members represent diverse viewpoints in order to provide the most significant benefits to us. In considering candidates for the Board, the Governance/Nominating Committee and the Board consider the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered. In addition to the qualities and skills of the directors that are referred to under “Consideration of Director Nominees by the Board,” certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole and the qualities that make the individuals suitable to serve on our Board are described in the following paragraphs.
Name	Age	Position with the Company
Justin Barnes(1)(2)(3)	55	Director
F. Peter Cuneo	76	Chairman of the Board
Drew Cohen(1)(2)(3)	51	Lead Director
Robert C. Galvin	60	Director and Chief Executive Officer
James Marcum(1)(2)(3)	60	Director

(1)
Member of the Governance/Nominating Committee.

(2)
Member of the Audit Committee of the Board (the “Audit Committee”).

(3)
Member of the Compensation Committee of the Board (the “Compensation Committee”).

JUSTIN BARNES
Director Since 2018
Age 55
Justin Barnes has served as Chairman of IBSL Consultancy Limited since 2012, previously served as Head of Brands at Sports Direct from 2006 to 2008, and previously worked with Sports Direct as a consultant for a number of years. Mr. Barnes is also a chartered trademark attorney and has significant experience in the field of intellectual property law. The Board of Directors believes that Mr. Barnes, with his extensive background and significant experience in brand management, retail, wholesale distribution, licensing and intellectual property law, adds key experience and viewpoints to our Board of Directors.
F. PETER CUNEO
Director Since 2006
Age 76
Chairman of the Board of Directors
F. Peter Cuneo has served as our Chairman of the Board of Directors since January 1, 2019. Since 2019, Mr. Cuneo has served as Chief Executive Officer and Chairman of the board of directors of CIIG Merger Corp. Since April 2020, he has served as a director of electroCore, Inc. Previously, Mr. Cuneo served as Executive Chairman from December 2017 until December 2018, and from April 2016 until December 2016. Since August 2015, and while not serving as Executive Chairman, Mr. Cuneo has served as our Chairman of the Board. He also served as our Interim Chief Executive Officer from August 2015 until April 2016 and again from June 2018 until October 2018. Mr. Cuneo has served on our Board of Directors since October 2006. From June 2004 through December 2009, Mr. Cuneo served as the Vice Chairman of the board of directors of Marvel Entertainment, Inc. (“Marvel Entertainment”), a publicly traded entertainment company active in motion pictures, television, publishing, licensing and toys, and prior thereto, he served as the President and Chief Executive Officer of Marvel Entertainment from July 1999 to December 2002. Mr. Cuneo has also served as the Chairman of Cuneo & Co., L.L.C., a private investment firm, since July 1997 and previously served on the board of directors of WaterPik Technologies, Inc., a New York Stock Exchange company engaged in designing, manufacturing and marketing health care products, swimming pool products and water-heating systems, prior to its sale in 2006. From October 2004 to December 2005, he served on the board of directors of Majesco Entertainment Company, a provider of video game products primarily for the family-oriented, mass-market consumer. Mr. Cuneo received a Bachelor of Science degree from Alfred University in 1967 and currently serves as the Chairman of the Alfred University Board of Trustees. Mr. Cuneo received a Masters degree in business administration from Harvard Business School in 1973. The Board believes that Mr. Cuneo, with his extensive business and financial background and significant experience as an executive of Marvel Entertainment, an owner and licensor of iconic intellectual property, contributes important expertise to our Board of Directors.
DREW COHEN
Director Since 2004
Age 51
Lead Director
Drew Cohen has served on our Board of Directors since April 2004. From August 2015 until April 2016, and since September 2016, Mr. Cohen has served as our Lead Director. Since 2007, he has been the President of Music Theatre International (“MTI”) and currently serves as its Chief Executive Officer and President. MTI represents the dramatic performing rights of classic properties, such as “West Side Story” and “Fiddler on the Roof,” and licenses over 50,000 performances a year around the world. Before joining MTI in September 2002, Mr. Cohen was, from July 2001, the director of investments for Big Wave NV, an investment management company, and, prior to that, General Manager for GlassNote Records, an independent record company. Mr. Cohen received a Bachelor of Science degree from Tufts University in 1990, his Juris Doctor degree from Fordham Law School in 1993, and a Master’s degree in business administration from Harvard Business School in 2001. The Board believes that Mr. Cohen’s legal and business background, and experience as an executive in an industry heavily involved in the licensing business, make him well suited to serve on our Board.

ROBERT C. GALVIN
Director since 2018
Age 60
Robert C. Galvin has served as our President and Chief Executive Officer and on our Board of Directors since October 2018. He also currently serves as an independent director of Lands’ End, which he joined in 2014. Until he joined the Company, Mr. Galvin had been a director of Cherokee Inc. since June 2012 and had been its Chairman of the Board since June 2017, as well as an independent director of Big 5 Sporting Goods Corp and Trans World Entertainment. Previously, Mr. Galvin also served as an independent director of Bebe Stores. Mr. Galvin is also the founder and has been a Principal of Galvin Consulting, LLC, a consulting firm providing strategic services to private equity firms since November 2013. Previously, he served as Chief Executive Officer of Elie Tahari, Ltd. from January 2013 to November 2013. Prior to that he served as Chief Operating Officer and President of Sports Brands International Ltd. (Fila), and President of Camuto Group. In these roles Mr. Galvin has had extensive experience managing global brand licensing activities for these companies. In addition, Mr. Galvin was instrumental in the refinancing of material indebtedness and cost restructurings at Cherokee and SBI. Mr. Galvin served as Chief Operating Officer of Nine West Group Inc. Mr. Galvin is a graduate of Fairfield University and holds an MBA from the Stern School of Business at NYU. The Board believes that Mr. Galvin’s business background and experience as an executive in an industry heavily involved in the licensing business, make him well suited to serve on our Board.
JAMES A. MARCUM
Director since 2007
Age 60
James A. Marcum has served on our Board of Directors since October 2007. Since June 2019, Mr. Marcum has served as the Chief Executive Officer of David’s Bridal, Inc. From January 2016 to June 2019, Mr. Marcum served has served as a Senior Operating Partner for an affiliate of Apollo Global Management Holdings, LLC. Prior to that, Mr. Marcum served as an Operating Partner and Operating Executive of Tri-Artisan Capital Partners, LLC, a merchant banking firm, positions he held from December 2014 to January 2016. From August 2013 to December 2014, Mr. Marcum served as Chief Executive Officer, President and Director of Heartland Automotive Services, Inc., the nation’s largest franchisee of Jiffy Lubes. From February 2010 through December 31, 2012, Mr. Marcum served as the Chief Executive Officer, President and Director of Central Parking Corporation, a nationwide provider of professional parking management. From September 2008 to January 2010, Mr. Marcum served as Vice Chairman, Acting President and Chief Executive Officer of Circuit City Stores, Inc., a specialty retailer of consumer electronics where Mr. Marcum had also served as a member of the board of directors since June 2008. Circuit City Stores, Inc. filed for bankruptcy in November 2008. Prior to Circuit City Stores Inc., Mr. Marcum served in several other notable board capacities and senior executive roles, including roles as Lead Director, CEO, COO and CFO for a variety of nationwide specialty retailers, both public and private. He received a Bachelor of Science degree from Southern Connecticut State University in accounting and economics in 1980. The Board believes that Mr. Marcum’s contributions to the Board of Directors are well served by his extensive business background and his experience as a corporate executive of national retail establishments.
Board Independence
Our Board of Directors has determined that Messrs. Barnes, Cohen and Marcum are each an “independent director” under the applicable Marketplace Rules of The Nasdaq Global Select Market (“Nasdaq”). The Board appointed Mr. Cohen as Lead Director of our Board in August 2015. Mr. Cuneo served as our Chairman of the Board from January 1, 2017 to December 18, 2017, when he was appointed to serve as Executive Chairman to help management navigate a difficult period. In connection with John Haugh’s (our former Chief Executive Officer) departure from the Company, Mr. Cuneo was appointed by the Board as Interim Chief Executive Officer on June 15, 2018, to provide stability while the Board conducted a search for and hired a permanent Chief Executive Officer. Mr. Cuneo ceased to serve as our interim Chief Executive Officer on October 15, 2018, upon the appointment of Mr. Galvin, and Mr. Cuneo served as Executive Chairman through December 31, 2018. Since January 1, 2019, Mr. Cuneo has served as Chairman of the Board.

Board Attendance at Stockholder Meetings
Members of the Board are encouraged to attend annual meetings of stockholders. All of the directors then serving on our Board of Directors attended last year’s annual meeting of stockholders.
Communications with the Board
Our Board, through its Governance/Nominating Committee, has established a process for stockholders to send communications to the Board. Stockholders may communicate with members of the Board individually or as a group by writing to: The Board of Directors of Iconix Brand Group, Inc. c/o Secretary, 1450 Broadway, Third Floor, New York, New York 10018. Stockholders should identify their communication as being from a stockholder of the Company. The Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board.
Consideration of Director Nominees by the Board
Stockholders of the Company wishing to recommend director candidates to the Governance/Nominating Committee for election to our Board at next year’s annual meeting of stockholders must submit their recommendations in writing to the Governance/Nominating Committee, c/o Secretary, Iconix Brand Group, Inc., 1450 Broadway, Third Floor, New York, New York 10018.
The Governance/Nominating Committee will consider nominees recommended by the Company’s stockholders; provided that the recommendation contains sufficient information for the Governance/Nominating Committee to assess the suitability of the candidate, including the candidate’s qualifications, name, age and business and residence addresses. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Governance/Nominating Committee receive. The recommendations must also state, among other items set forth in the Restated and Amended By-Laws of the Company (the “By-Laws”), the name and record address of the stockholder who is submitting the recommendation, and the class and number of shares of Common Stock beneficially owned by the stockholder. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC in connection with the solicitation of proxies for the election of directors in a contested election; and the consent of each nominee to serve as a director of the Company if so elected. A nomination that does not comply with the above requirements or that is not received by the deadline referred to below in “Deadline and Procedures for Submitting Director Nominations” will not be considered.
The qualities and skills sought in prospective members of the Board are determined by the Governance/Nominating Committee. The Governance/Nominating Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Governance/Nominating Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company.

Deadline and Procedures for Submitting Director Nominations
A stockholder wishing to nominate a candidate for election to our Board at next year’s annual meeting of stockholders is required to give written notice of his or her intention to make such a nomination containing the required information specified above and in the By-Laws addressed to the Governance/Nominating Committee, c/o Secretary, Iconix Brand Group, Inc., 1450 Broadway, Third Floor, New York, New York 10018. The notice of nomination and other required information must be received by our Secretary in accordance with the dates set forth in the section below entitled “Stockholder Proposals for 2021 Annual Meeting and Other Information — Director Nominations, Proposal for Action and Other Business Brought Before the Annual Meeting.”

CORPORATE GOVERNANCE
Board of Directors Leadership Structure
Since January 1, 2019, F. Peter Cuneo has served as Chairman of the Board, Robert C. Galvin has served as our Chief Executive Officer, and Drew Cohen has served as our Lead Director. The Board believes that having separate Chairman and Chief Executive Officer roles provides an enhanced governance framework for our Company and promotes the long-term success of our Company, both for our employees and for our stockholders. The Lead Director’s primary responsibility is to act as the chief of all independent directors and manage all independent Board functions.
Risk Management
The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, proposed acquisitions and operations, as well as other risks associated with the Company’s business. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements, as well as all of the Company’s benefit plans. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Governance/Nominating Committee manages risks associated with the independence of the Board. While each committee of the Board is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed by members of management and through committee reports, or otherwise, about such risks.
Corporate Governance Policies
We have adopted a written code of business conduct that applies to our officers, directors and employees, responsive to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules of the SEC. In addition, we have established an ethics web site at www.ethicspoint.com. To assist individuals in upholding the code of conduct and to facilitate reporting, we have established an anonymous and confidential online reporting mechanism that is hosted at www.ethicspoint.com and an anonymous and confidential telephone hotline at (800) 963-5864. Copies of our code of business conduct and ethics (our “Code of Ethics”) are available, without charge, upon written request directed to our Secretary at Iconix Brand Group, Inc., 1450 Broadway, Third Floor, New York, New York 10018 or on our website at www.iconixbrand.com.
Committees of the Board
Our By-Laws authorize our Board to appoint one or more committees of the Board, each consisting of one or more directors. During 2019, our Board had three (3) standing committees: an Audit Committee, a Governance/Nominating Committee and a Compensation Committee, each of which has adopted written charters which are currently available on our website at www.iconixbrand.com. We are not incorporating any of the information on our website into this Proxy Statement. Each member of the Audit Committee, Governance/Nominating Committee and Compensation Committee is, and is required to be, an “independent director” under the Marketplace Rules of Nasdaq.
Audit Committee
Our Audit Committee’s responsibilities include, among others:
•
appointing, replacing, overseeing and compensating the work of a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results, which includes matters required to be discussed under Rule 3200T of the Public Company Accounting Oversight Board (“PCAOB”);

•
considering the adequacy of our internal accounting controls and audit procedures;

•
approving all related party transactions entered into by the Company;

•
approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by the independent registered public accounting firm; and

•
receiving and reviewing written disclosures on independence required by PCAOB Rule 3526.

The current members of our Audit Committee are Messrs. Barnes, Cohen and Marcum. Mr. Marcum serves as the Audit Committee Chairperson.
In addition to being an “independent director” under the Marketplace Rules of Nasdaq, each member of the Audit Committee is an independent director as that term is defined by applicable SEC rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also determined that Mr. Marcum is an “Audit Committee Financial Expert,” as that term is defined under applicable SEC rules and Nasdaq Marketplace Rules.
Governance/Nominating Committee
Our Governance/Nominating Committee’s responsibilities include, among others:
•
establishing procedures and criteria for the director nomination process;

•
assisting the Board in defining and assessing qualifications for Board membership and identifying qualified individuals to serve as directors;

•
recommending director nominees for each annual meeting of the stockholders and nominees for election and filling any vacancies on the Board;

•
considering and recommending to the Board corporate governance principles applicable to the Company;

•
overseeing the implementation, amendment and application of all governance policies of the Company and the Board;

•
leading the Board in its self-evaluation and establishing criteria in such evaluation; and

•
overseeing the annual evaluation of the Chief Executive Officer and establishing criteria to be used in such evaluation.

The current members of our Governance/Nominating Committee are Messrs. Barnes, Cohen and Marcum. Mr. Barnes serves as the Governance/Nominating Committee Chairperson.
Compensation Committee
Our Compensation Committee’s responsibilities include, among others:
•
formulating, evaluating, recommending and, with the approval of the Board, approving compensation for our directors and executive officers, including the Chief Executive Officer;

•
reviewing, overseeing and approving (i) all compensation programs involving our stock and other equity securities under the Company’s long-term incentive plans, (ii) all other incentive awards and opportunities, (iii) any employment and severance arrangements, (iv) any change-in-control provisions affecting any elements of compensation and benefits and (v) any special or supplemental compensation and benefits for management and individuals who formerly served as management;

•
annually assessing the risks associated with our compensation practices, policies and programs;

•
periodically reviewing compensation practices and trends at other companies to evaluate the Company’s executive compensation programs and policies; and

•
assisting the Board in succession planning.

The current members of our Compensation Committee are Messrs. Barnes, Cohen and Marcum. Mr. Cohen serves as the Compensation Committee Chairperson.

Each member of the Compensation Committee is an “independent director” under the Marketplace Rules of Nasdaq.
From time to time, our Chief Executive Officer provides to the Compensation Committee proposals concerning compensation for other executive officers. The Compensation Committee considers such recommendations regarding compensation for such other executive officers.
For 2019, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent, third-party compensation consultant for advice and assistance on executive compensation matters. The Compensation Committee has assessed the independence of FW Cook pursuant to the Nasdaq listing standards and SEC rules and is not aware of any conflict of interest that would prevent FW Cook from providing independent advice to the Compensation Committee concerning executive compensation matters. Among other matters, FW Cook has provided advice on benefit and incentive compensation plan structures, metrics, targets and awards, as well as severance arrangements and overall executive recruitment and retention strategies.
Under its charter (a copy of which is available on our website: https://www.iconixbrand.com), the Compensation Committee may form and delegate authority to subcommittees or individuals, including, but not limited to, a subcommittee composed of one or more members of the Board or an executive, to grant and administer stock, option and other equity awards under the Company’s equity incentive plans.
Meetings of the Board and its Committees during the Year Ended December 31, 2019
The Board held ten meetings during the fiscal year ended December 31, 2019 (“FY 2019”), and the Board, along with its committees, also took various actions by unanimous written consent in lieu of meetings. In addition, during FY 2019, the Audit Committee held six meetings, the Governance/Nominating Committee held six meetings and the Compensation Committee held three meetings. During FY 2019, each of the Company’s directors attended at least seventy-five percent (75%) of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings of all committees of the Board on which they served. Also, members of the Board and each of its committees met periodically during FY 2019 to address various matters and engaged in various informal meetings, telephonic meetings and correspondence.
Director Compensation
The Compensation Committee determined that for service as a director of our Company during 2019 (beginning with the July 1, 2019 payment), each non-employee member of the Board of Directors would receive a cash payment of $60,000 payable one half on January 1st and one half on July 1st (and pro-rated for directors who serve partial terms). Each of our non-employee members of the Board of Directors also received a payment of $40,000 in January, 2019 (representing one-half of our annual non-employee director fee of $80,000 that was in effect in January, 2019). Additionally, Mr. Cohen received $20,000 in January 2019, representing one-half of his annual Lead Director fee, which is no longer applicable. Although historically each non-employee director has received an annual equity grant valued at $120,000 based on the closing price of our stock on the first trading day of the year, with vesting occurring on July 1st of the year of grant, the Compensation Committee determined that for 2019 our directors would instead receive this amount in cash vesting in twelve (12) equal installments (except for the Chairman of the Board, who received monthly cash payments of $15,000).

The following table sets forth compensation information for 2019 for each person who served as a member of our Board of Directors at any time during 2019 who was not also an executive officer. Anyone who serves on our Board of Directors that was an executive officer during any portion of a calendar year does not receive additional compensation for serving on the Board of Directors for the remainder of that year. None of our non-employee Directors held any outstanding stock awards or options as of December 31, 2019.
Name	Fees earned or paid in cash ($)	Total ($)
Justin Barnes	$190,000	$190,000
F. Peter Cuneo	250,000	$250,000
Drew Cohen	$210,000	$210,000
James A. Marcum	$190,000	$190,000
Mark Friedman(1)	$90,000	$90,000
Sue Gove(2)	$90,000	$90,000

(1)
Mr. Friedman ceased to serve on our Board of Directors, effective May 7, 2019. Fees earned or paid in cash to Mr. Friedman represent annual director fees attributable to his time of service on the Board of Directors during 2019.

(2)
Ms. Gove ceased to serve on our Board of Directors, effective May 7, 2019. Fees earned or paid in cash to Ms. Gove represent annual director fees attributable to her time of service on the Board of Directors during 2019.

EXECUTIVE OFFICERS
Our executive officers, their positions with us and certain other information with respect to these officers, as of the Record Date, are set forth below:
Name	Age	Position
Robert C. Galvin	60	President and Chief Executive Officer
John T. McClain	59	Executive Vice President and Chief Financial Officer
Robert C. Galvin
President and Chief Executive Officer since 2018
Age 60
Robert C. Galvin has served as our President and Chief Executive Officer and on our Board of Directors since October 2018. He also currently serves as an independent director of Lands’ End, which he joined in 2014. Until he joined the Company, Mr. Galvin had been a director of Cherokee Inc. since June 2012 and had been its Chairman of the Board since June 2017, as well as an independent director of Big 5 Sporting Goods Corp and Trans World Entertainment. Previously, Mr. Galvin also served as an independent director of Bebe Stores. Mr. Galvin is also the founder and has been a Principal of Galvin Consulting, LLC, a consulting firm providing strategic services to private equity firms since November 2013. Previously, he served as Chief Executive Officer of Elie Tahari, Ltd. from January 2013 to November 2013. Prior to that he served as Chief Operating Officer and President of Sports Brands International Ltd. (Fila), and President of Camuto Group. In these roles Mr. Galvin has had extensive experience managing global brand licensing activities for these companies. In addition, Mr. Galvin was instrumental in the refinancing of material indebtedness and cost restructurings at Cherokee and SBI. Mr. Galvin served as Chief Operating Officer of Nine West Group Inc. Mr. Galvin is a graduate of Fairfield University and holds an MBA from the Stern School of Business at NYU.
John McClain
Executive Vice President and Chief Financial Officer since 2019
Age 59
John McClain has served as our Executive Vice President and Chief Financial Officer since February 2019. Previously, Mr. McClain served as the chief financial officer of The Jones Group Inc., formerly Jones Apparel Group, a $4 billion leading global designer, marketer and wholesaler of over 25 brands with product expertise in apparel, footwear, jeanswear, jewelry and handbags, from July 2007 until the sale of Jones to Sycamore Partners in April 2014. From April 2014 to October 2015, he served as a Senior Advisor to Sycamore Partners. From November 2015 until September 2016, he served as chief financial officer of Lindblad Expeditions Holdings, Inc., a global provider of expedition cruises and adventure travel experiences. Prior to that, Mr. McClain held a number of roles at Avis Budget Group, Inc. formerly Cendant Corporation. He joined Cendant Corporation in September 1999 serving as the Senior Vice President, Finance & Corporate Controller until 2006. From July 2006 to 2007, Mr. McClain served as the chief accounting officer of Avis and chief operating officer of Cendant Finance Holdings. Mr. McClain previously held leadership roles at Sirius Satellite Radio Inc. and ITT Corporation. Mr. McClain has served as a trustee of Seritage Growth Properties, a real estate investment trust, since June 2015, and on the board of Lands’ End since May 2014. He also previously served on the board of Nine West Holdings from April 2014 until October 2015. Mr. McClain is a graduate of Lehigh University with a B.S. in accounting.

EXECUTIVE COMPENSATION
Introduction
The purpose of this Executive Compensation section is to provide the information necessary for understanding the compensation philosophy, policies and decisions that are material to the compensation of our named executive officers during 2019. All share amounts in this Executive Compensation section, including in the related tables, have been adjusted to reflect our 1:10 reverse stock split on March 14, 2019
In 2019, our named executive officers were:
Former Executive:
Jeffrey Wood(1)	Former Interim Chief Financial Officer

(1)
As of February 1, 2019, Mr. Wood was no longer employed by the Company.

Current Executives:
Robert C. Galvin	President, Chief Executive Officer and Director
John T. McClain	Executive Vice President and Chief Financial Officer
Objectives of our Executive Compensation Program
The Company’s goals for its executive compensation program are to:
•
Attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets.

•
Align pay with performance as well as with the long-term interests of stockholders by linking payouts to pre-determined performance measures that promote long-term stockholder value.

•
Promote stability in the executive team and establish continuity of the service of executive officers, so that they will contribute to, and be a part of, the Company’s long-term success.

Key Features of Our Executive Compensation Program
Following is a summary of the key features of our executive compensation program, which demonstrates how each feature furthers the overall goals of our compensation philosophy.
What we do		What we don’t do
✓
Clawback Policy.   We have adopted a clawback policy that applies if there is a restatement of our financial statements that is required, within the previous three years, to correct accounting errors due to material non-compliance with any financial reporting requirements under the federal securities laws. This applies to equity as well as cash payments that were paid based on performance metrics. During 2016, we clawed back equity and cash payments from former executives pursuant to this policy.
✗
No Excess Perquisites and Limited Retirement Benefits.   We have a 401k program and have never had a defined benefit plan. We do not maintain any supplemental executive retirement plans or other pension benefits. We do not provide any excessive perquisites.

✓	Anti-Pledging Policy. We have adopted a policy that prohibits directors and executive officers from pledging any additional shares of Common Stock following October 20, 2015.	✗
No option or stock appreciation rights repricing or exchanges without stockholder approval.   We have not engaged in the activities below and they are prohibited by the Amended and Restated Iconix Brand Group, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”) without shareholder approval:
•
repricing options or stock appreciation rights; and

•
buying out underwater options or stock appreciation rights for cash.

✓
Anti-Hedging Policy.   We have a policy prohibiting directors and executive officers from engaging in hedging transactions, which include puts, calls and other derivative securities, with respect to the Company’s equity securities.
✗
No dividends or dividend equivalents on unvested awards.   We do not pay dividends or dividend equivalents on unvested shares of restricted stock or unearned PSU awards. Accrued dividends on such awards are paid only when such awards become vested or earned, as applicable

✓
“Double-Trigger” Change in Control Provision.   The 2016 Plan and its predecessor, the Amended and Restated 2009 Stock Incentive Plan (“2009 Plan”), provide for “double-trigger” change in control provisions, which provide that unvested equity awards assumed or substituted in a change in control do not accelerate in connection with such change in control unless, within twenty-four (24) months following such change in control, the participant is terminated without cause or leaves for good reason.
✗
No “catch-up” feature on PSU awards.    Commencing with PSU grants made in 2016, we eliminated the “catch-up” feature on PSU awards. The PSUs granted prior to 2016 contained a catch-up feature that provided that if, in any year certain metrics were not attained and thus did not result in vesting, then, in later years, those metrics would be measured cumulatively to include the performance that did not result in vesting, in order to allow vesting of the earlier year’s unvested PSUs.

What we do	What we don’t do
✓
Independence of our Compensation Committee and Advisor.   The Compensation Committee, which is comprised solely of independent directors, utilizes the services of FW Cook, as its independent, third party compensation consultant. FW Cook reports to the Compensation Committee, does not perform any other services for the Company and, to the Compensation Committee’s knowledge, has no economic or other ties to the Company or the management team that could compromise its independence or objectivity.
	✗	No Gross-Ups on Compensation. We do not have any provisions requiring the Company to gross-up salary or bonus compensation to cover taxes owed by our executives.
Compensation Committee Interlocks and Insider Participation
None of the directors on our Compensation Committee currently is or was formerly an officer or employee of the Company or had any relationship or related party transaction with the Company requiring disclosure under Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended. During 2019, none of our executive officers served on the board of directors or the compensation (or equivalent) committee of any other entity that has officers that serve on our Board or on our Compensation Committee. In addition, none of the members of our Compensation Committee were formerly, or during 2019, employed by us in the capacity as an officer or otherwise.
The members of our Compensation Committee currently are Messrs. Barnes, Cohen and Marcum, each of whom is an independent director within the meaning of director independence standards applicable to members of a compensation committee pursuant to the applicable Nasdaq and SEC rules. Mr. Cohen currently serves as its Chairperson.
Elements of Compensation
To accomplish our compensation objectives, our compensation program for 2019 for our named executive officers consisted of (i) base salary, (ii) participation in our 2019 Annual Incentive Plan (“AIP”), which is the Company’s plan for annual, performance-based cash bonuses, as described below, (iii) awards under the 2019 Long-Term Incentive Plan (the “2019 LTIP”), which was the Company’s plan for performance-based, long-term incentive compensation for 2019, as described below and (iv) participation in our broad-based employee benefit plans for other employees, such as our 401(k) plan and our health and welfare plans. All such elements were designed to provide a competitive mix of compensation that balanced retention and performance in a simple and straightforward manner. The compensation program was designed to ensure that the named executive officers’ annual target total direct compensation was tied to the Company’s long-term and short-term performance. The Company has no supplemental retirement plan.
Base Salary
Base salary represents amounts paid during the fiscal year to named executive officers as direct, fixed compensation under their respective employment agreements (in the case of Messrs. Galvin and McClain) or at the discretion of the Compensation Committee (in the case of Mr. Wood) for their services to us. Base salaries are used to compensate each named executive officer for day-to-day operations during the year, and to encourage them to perform at their highest levels. We also use our base salary as an incentive to attract top quality executives and other management employees. Moreover, base salary and increases to base salary are intended to recognize the overall experience, position within our Company and expected contributions of each named executive officer to us.

Annual cash bonuses (short-term incentives)
We award bonuses to promote the achievement of our short-term, targeted business objectives by providing competitive incentive reward opportunities to our executive officers who can significantly impact our performance towards those objectives. Further, a competitive bonus program enhances our ability to attract, develop and motivate individuals as members of a talented management team. Following its previously disclosed commitment to do so, the Compensation Committee eliminated the historical practice of determining annual cash bonuses on a solely discretionary basis in 2016. Cash bonus awards are currently made pursuant to the Company’s AIP, which requires the achievement of measurable, pre-determined goals in order to be eligible for performance-based cash bonuses as more fully described below.
In 2019, annual bonuses were based 50% on the achievement of an Adjusted EBITDA metric (target Adjusted EBITDA was $79,450,000), 25% on the achievement of a GAAP revenue metric (target GAAP revenue was $158,568,000) and 25% on personal employee performance, provided that if at least 85% of the Adjusted EBITDA target was not achieved, no annual bonus would be paid for 2019, even if the revenue and/or personal goals were achieved. For these purposes, “Adjusted EBITDA” is the Company’s earnings before interest, taxes, depreciation and amortization for 2019 computed as operating income appearing on the Company’s statement of operations for 2019, adjusted for depreciation, amortization and gains/(losses) on sales of assets, but in determining financial goal achievement, the Compensation Committee was required to adjust either the performance target or actual results to reflect the following occurrences affecting the Company during 2019:
•
the effects of currency fluctuations in comparison to plan currency rates (if material);

•
gains or losses from litigation, claim judgments, or regulatory proceedings or legal and insurance settlements;

•
the effect of changes in laws, regulations, or accounting principles, methods or estimates;

•
write down or impairment of assets including material receivable write downs;

•
the gain or loss from the sale or discontinuance of a business segment, division, or unit, and the planned, unrealized EBITDA for this business segment, division, or unit;

•
results from an unplanned acquired business and costs related to the unplanned acquisition;

•
stock based compensation;

•
restructuring the workforce severance costs;

•
unusual and infrequently occurring items as defined by US GAAP; and

•
costs for investigations and legal action.

After analyzing performance against the relevant goals, the Compensation Committee determined that performance was 104.5% of target. The bonus earned by each of Messrs. Galvin and McClain for 2019 is set forth below in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Because of Mr. Wood’s termination of employment with the Company in early 2019, he did not earn a 2019 bonus from the Company.

Long-term incentives
Beginning in 2016, annual equity awards were made in the form of RSUs and a target amount of PSUs granted pursuant to the terms of our equity plan. These grants are designed to compensate our named executive officers for their expected ongoing contributions to our long-term performance. The terms of the PSUs and RSUs granted to our named executive officers in 2019 are summarized below in the Section titled “Employment Agreements,” and are also included in our “Outstanding Equity Awards at Fiscal Year-End Table.” Mr. Wood did not receive any PSUs or RSUs from the Company in 2019.
For 2019, the Compensation Committee granted part of Mr. Galvin’s annual long-term incentive award typically granted in the form of PSUs as a cash-based award. The target amount of the award is $226,250. Fifty percent of the target cash award was subject to the achievement of adjusted EBITDA during the 2019 calendar year and fifty percent of the target cash award is subject to the achievement of a financial or other corporate achievement metric to be determined by the Compensation Committee for 2020, provided that the earned award for both the 2019 and 2020 calendar years is subject to modification based on total stockholder return (“TSR”) goals. The earned portion of the cash award will become vested on March 31, 2021, and will be payable on such date (or as soon as practicable thereafter, but no later than December 31, 2021), subject to Mr. Galvin’s continued employment with the Company through such date (except as provided below). Up to 200% of the target cash award amount may be earned based on the achievement of the relevant performance goals. In the event of Mr. Galvin’s death or disability, or a termination of his employment by the Company without cause, or upon his retirement after he attains age 55 and has been employed by the Company for at least 10 years, he will remain eligible to receive any vested portion of the cash award with respect to any completed performance period, to be paid at the same time as if no termination of employment had occurred, provided that he is in continued compliance with certain restrictive covenants. However, if Mr. Galvin’s employment is terminated by the Company without cause after a change in control (as defined in the Company’s equity plan), the cash award will immediately vest on the date of such termination and will be paid within thirty (30) days after the date of termination.
For 2019, Mr. Galvin earned 110% of the portion of the target cash award applicable to 2019, or $124,437.50, subject to reduction to 100% of the target cash award applicable to 2019, or $113,125, depending on TSR performance for 2019 and 2020. The portion of this cash award earned by Mr. Galvin for 2019 that is not subject to reduction based on TSR is set forth below in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Post-termination compensation
We have entered into employment agreements with each of our named executive officers (other than Mr. Wood). Each such employment agreement provides for certain payments and other benefits if the executive’s employment is terminated under certain circumstances, including, in connection with a “change in control.” As noted above, we amended our 2009 Plan to implement “double-trigger” change in control provisions with respect to equity grants. Our 2016 Plan also contains “double-trigger” change in control provisions. These provisions provide that, upon a change in control, as defined in the 2016 Plan, in the event that a successor company assumes or substitutes awards under the 2016 Plan, unvested equity awards do not accelerate unless, within twenty-four (24) months following such change in control, the 2016 Plan participant is terminated without cause or leaves for good reason. However, if a successor company in the change in control does not assume or substitute awards under the 2016 Plan, then all outstanding awards would immediately vest. See “Employment Agreements” on page 21 for a description of the severance and change in control benefits pursuant to Mr. Galvin’s and Mr. McClain’s employment agreements.

401(k) Retirement Plan
The Company offers a qualified employer-sponsored retirement plan pursuant to which eligible employees, including the named executive officers, may make salary-deferral contributions on a pretax basis. Eligibility in the plan is upon hire and the Company matches up to 6% of the first 25% of contributions by an employee. Matching contributions vest immediately.

SUMMARY COMPENSATION TABLE
The following table includes information for 2019 and 2018 with respect to our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	All Other Compensation ($)	Total ($)
Robert C. Galvin(1) President and Chief Executive Officer (principal executive officer)	2019	850,000		573,750	1,001,375	—	2,425,125
	2018	850,000	—	1,180,000	225,000	—	2,225,000
John T. McClain(2) Executive Vice President and Chief Financial Officer (principal financial officer)	2019	525,000	50,000	525,000	411,469	—	1,511,469
Jeffrey Wood(3) Former Interim Chief Financial Officer (former principal financial officer)	2019	[ ]		—	—	—	[ ]
	2018	277,639	—	25,000	9,896	—	312,535

(a)
The amount in this column in respect of Mr. McClain includes the full amount of an inducement bonus paid to Mr. McClain in March 2019.

(b)
The amounts shown in this column represent the aggregate grant date fair value with respect to PSUs and RSUs granted in 2019 and 2018, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) (without regard to the effect of estimated forfeitures), assuming target performance for the PSUs was achieved. In respect of 2018 and 2019, assuming maximum performance of the PSUs had been achieved, the aggregate grant date fair value for each of the named executive officers would be $[1,688,554] in 2018 and $[850,001] in 2019 for Mr. Galvin, and $[787,500] for Mr. McClain in 2019. See Note 10 to Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for a discussion for the relevant assumptions used in calculating grant date fair value.

(c)
Non-equity incentive plan compensation represents the dollar value of all amounts earned during the applicable fiscal year pursuant to non-equity incentive plans. Beginning in 2016, following its previously disclosed commitment to do so, the Compensation Committee eliminated the practice of granting bonuses on a solely discretionary basis and granted performance-based cash bonus awards instead (with guaranteed minimum bonus amounts for certain new hires).

The amount reflected in 2019 for Mr. Galvin is equal to his earned 2019 annual bonus of $882,250, which equals 104.5% of the target annual bonus set forth in his employment agreement (which target annual bonus was equal to 100% of his then-current base salary), plus the earned 2019 portion of his 2019 long-term cash award that is not subject to reduction based on TSR, totaling $$113,125, as described above in the Section titled “Elements of Compensation — Long-term incentives.”

In respect of the 2018 bonus for Mr. Galvin, the amount reflected is equal to the guaranteed bonus set forth in his employment agreement (which guaranteed bonus was equal to 100% of his then-current base salary, prorated based on the number of days Mr. Galvin was employed by the Company during 2018).

In respect of the 2019 bonus for Mr. McClain, the amount reflected is equal to 104.5% of the target bonus set forth in his employment agreement (which target annual bonus was equal to 75% of his then-current base salary).

Fifty percent of the 2019 earned annual bonus (which does not include Mr. Galvin’s 2019 long-term cash award) for each of our named executive officers was paid in March 2020 and the remaining fifty percent may be paid by the end of September 2020 or an earlier date, in each case, as determined in the discretion of the Compensation Committee.

In respect of the 2018 bonus for Mr. Wood, the amount reflected is equal to the percentage of his $25,000 2018 LTIP cash award that vested and was paid.

(1)
Mr. Galvin became our Chief Executive Officer and was appointed to our Board of Directors on October 15, 2018.

(2)
Mr. McClain became our Executive Vice President and Chief Financial Officer on February 11, 2019.

(3)
Mr. Wood joined the Company in December 2015 and was appointed Interim Chief Financial Officer in October 2018. Mr. Wood resigned from the Company on February 1, 2019 to pursue another business opportunity.

Employment Agreements
The summaries below relate to the employment agreements for our named executive officers who were employed by us on December 31, 2019.
Robert C. Galvin
2018 Employment Agreement
On October 15, 2018, the Company entered into an employment agreement with Mr. Galvin in connection with the Company’s employment of Mr. Galvin as its President and Chief Executive Officer. Mr. Galvin was also appointed to the Company’s Board of Directors. The employment agreement provides that Mr. Galvin will be employed for a term ending on December 31, 2021, subject to earlier termination or extension as specified in the employment agreement. The employment agreement provides for Mr. Galvin to receive an annual base salary of not less than $850,000 per year and for certain other employee benefits consistent with those generally available to other executive officers of the Company, including, major medical, dental, life insurance, short-term disability insurance, long-term disability insurance, and retirement. In addition, Mr. Galvin is eligible to earn annual cash bonuses, with target and maximum bonus opportunities of 100% and 150% of his annual base salary, respectively, subject to the achievement of the applicable performance goals. Additionally, the employment agreement provides for the grant to Mr. Galvin of certain equity compensation, as set forth below.
The employment agreement also provides for Mr. Galvin to receive certain severance payments if the Company terminates his employment other than for cause (and not by reason of his death or disability) or if Mr. Galvin terminates his employment for good reason, in any case, subject to his execution and non-revocation of a general release of claims. These severance payments include (i) 24 months of base salary continuation, (ii) any earned but unpaid annual bonus for the calendar year preceding the calendar year in which such termination of employment occurs, (iii) a prorated annual bonus for the calendar year in which such termination of employment occurs, based on the number of days of his employment during such calendar year, and assuming target performance for such calendar year, (iv) up to 18 months of Company-subsidized COBRA continuation coverage, and (v) vesting of unvested equity awards, if and to the extent provided for in the applicable equity award agreement. In the event that Mr. Galvin’s employment with the Company terminates under the circumstances described above but within 18 months after a “change in control” of the Company (as defined in the employment agreement), then Mr. Galvin will be entitled to a lump sum payment equal to two times the sum of (a) the annual base salary and (b) the average annual bonus paid to him for the two calendar years immediately prior to such change in control (or, if such change in control had occurred in 2018 or 2019, an amount equal to 100% of his annual base salary), in addition to the other severance payments described in the foregoing clauses (ii), (iv) and (v). The employment agreement also contains certain confidentiality, non-disparagement and cooperation obligations for an indefinite period of time, and certain non-competition and non-solicitation obligations during employment and for 24 months thereafter.
Mr. Galvin received an inducement award of 231,161 PSUs, which equals the number of shares of Common Stock with an aggregate fair market value on October 15, 2018 of approximately $500,000. The employment inducement PSUs cliff vest at the end of a three-year performance period ending on October 15, 2021 based on the percentile ranking of the Company’s total shareholder return (“TSR”) relative to its peer companies for such performance period. 100% of such PSUs will vest if the Company’s TSR ranks 75% or higher, 50% of the PSUs will vest if the Company’s TSR ranks 50%, and 25% of the PSUs will vest if the Company’s TSR ranks 35% (additional PSUs will vest proportionally if the Company’s TSR is between 35% and 50% and between

50% and 75%, respectively), and no PSUs will vest if the Company’s TSR is below 35%, in all events, subject to Mr. Galvin’s continued employment with the Company on the applicable vesting date; provided that, if Mr. Galvin’s employment is terminated by the Company without cause (and not due to his death or disability) or by him for good reason, then he will remain eligible to earn a pro rata number of the PSUs, based on the percentage of the performance period during which he was employed by the Company, provided that the applicable TSR ranking is achieved on the termination date as if the termination date had been the last day of the performance period. The pro rata number of PSUs that would be earned by Mr. Galvin in accordance with the prior sentence will become vested at the end of the three year performance period, subject to Mr. Galvin’s continued compliance with the restrictive covenants contained in his employment agreement. If, during the performance period, a “change in control” (as defined in Mr. Galvin’s employment agreement with the Company) occurs, then the unvested employment inducement PSUs will be converted to a number of RSUs equal to the number of PSUs that would have vested on the date of such change in control based on the applicable TSR ranking if the date of such change in control had been the last day of the performance period, and such RSUs will vest on the last day of the performance period, subject to Mr. Galvin’s continued employment with the Company and his compliance with the restrictive covenants contained in his employment agreement through the last day of the performance period (except as described below). Notwithstanding the foregoing, if the employment inducement PSUs are not assumed, substituted with a similar award, or otherwise continued in such change in control, then such converted RSUs shall vest immediately prior to such change in control. In the event that Mr. Galvin is terminated by the Company without cause (and not due to his death or disability) or by him with good reason, in either case, during the performance period, which termination occurs within 24 months after a change in control, then the RSUs into which the PSUs have converted upon such change in control will immediately vest on the date of termination (provided Mr. Galvin is in continued compliance with the restrictive covenants contained in his employment agreement through the date of termination), and such RSUs generally will be settled within thirty (30) days after the termination date.
On October 15, 2018, Mr. Galvin received an inducement award of 231,161 RSUs, which equals the number of shares of Common Stock with an aggregate fair market value as of October 15, 2018 of approximately $500,000. One-third of such employment inducement RSUs vested on October 15, 2018, and the remaining two-thirds of such employment inducement RSUs vested on October 15, 2019.
Pursuant to the employment agreement, on October 15, 2018, Mr. Galvin also received an award of 83,217 RSUs under the 2016 Plan, having an aggregate fair market value of approximately $180,000 as of the date of grant. Approximately one-third of the RSUs vested on each of March 31, 2019 and March 31, 2020. The remaining RSUs will vest on March 31, 2021, subject to Mr. Galvin’s continued employment with the Company on such vesting date. In the event that Mr. Galvin’s employment is terminated by the Company without cause or by him for good reason, then a pro-rata number of the RSUs that were scheduled to vest on the vesting date immediately following his termination of employment will remain eligible to vest on such date, subject to his compliance with certain restrictive covenants contained in his employment agreement. The pro-rata number of RSUs vesting is based on the number of days he was employed from the vesting date of the RSUs immediately prior to his termination of employment to the date of his termination of employment in relation to the total number of days in the applicable vesting tranche. These RSUs do not automatically vest as the result of a change in control.
On April 16, 2019, as required by the terms of his employment agreement, Mr. Galvin was granted an award of 143,135 PSUs under the 2016 Plan, subject to earning more or less PSUs based on performance (the maximum number of PSUs that can be earned is 286,270). Approximately fifty percent of the target number of PSUs were subject to the achievement of an adjusted EBITDA goal during the 2019 calendar year, and approximately fifty percent of the target number of PSUs are subject to the achievement of a financial or other corporate achievement metric to be determined by the Compensation Committee for 2020, provided that the earned award for both the 2019 and 2020 calendar years is subject to modification based on total stockholder return (“TSR”) goals. Earned PSUs will become vested on March 31, 2021, subject to Mr. Galvin’s continued employment with the Company through such date (except as provided below), and are settled as promptly as practicable after March 31, 2021 but in all events on or prior to December 31, 2021. If a change in control (as defined in the Company’s equity plan) occurs after the end of a performance period, but before the applicable earned PSUs have been settled, those earned PSUs will be converted into an equivalent number of RSUs. If a change in control occurs prior to the start of a performance period or after a performance period has commenced but not later than June 30th of such performance period, then the target number of PSUs subject to such performance period will be converted into an equivalent number of RSUs. If a change in control occurs after June 30th of a performance period but before the end of such performance period, then performance shall be measured as of the date of the change in control and a pro-rata portion of the target number of PSUs subject to such performance period will be converted into RSUs, with the pro-rata portion determined based on the number of days from January 1 of the year of the change in control through the date of the change in control. Any RSUs received on such conversion will vest on March 31, 2021, subject to Mr. Galvin’s continued employment with the Company and his compliance with certain restrictive covenants contained in his PSU agreement through such vesting date (except as described below). Notwithstanding the foregoing, if the PSUs are not assumed, substituted with a similar award, or otherwise continued in such change in control, then such converted RSUs shall vest immediately prior to such change in control and will be settled within 30 days after the change in control. In the event of Mr. Galvin’s death or disability, or a termination of his employment by the Company without cause, or upon his retirement after he attains age 55 and has been employed by the Company for at least 10 years, he will remain eligible to receive any vested PSUs with respect to any completed performance period, to be settled at the same time as if no termination of employment had occurred, provided he is in continued compliance with certain restrictive covenants contained in the PSU agreement. However, if Mr. Galvin’s employment is terminated by the Company without cause after a change in control and before the RSUs into which the PSUs converted have been settled, the RSUs will immediately vest on the date of such termination and will be settled within thirty (30) days after the date of termination.
On April 16, 2019, pursuant to his employment agreement, Mr. Galvin was granted an award of 154,145 RSUs under the 2016 Plan (having an aggregate fair market value of approximately $297,500 as of the date of grant). One-third of the RSUs vested on March 31, 2020, and the remaining RSUs will vest in substantially equal annual installments on each of March 31, 2021 and March 31, 2022. Vesting generally is contingent on Mr. Galvin’s continued employment with the Company on the applicable vesting date. In the event that Mr. Galvin’s employment is terminated by the Company without cause or by him for good reason, then a pro-rata number of the RSUs that were scheduled to vest on the vesting date immediately following his termination of employment will remain eligible to vest on such date, subject to his compliance with certain restrictive covenants contained in his employment agreement. The pro-rata number of RSUs vesting is based on the number of days he was employed from the vesting date of the RSUs immediately prior to his termination of employment to the date of his termination of employment in relation to the total number of days in the applicable vesting tranche. These RSUs do not automatically vest as the result of a change in control.
In addition to the annual awards of PSUs and RSUs described above, after 2019, the Company is required to grant PSUs and/or RSUs or other cash or equity-based long-term incentives to Mr. Galvin during the term of his employment agreement, with an aggregate target of 125% of Mr. Galvin’s then-current base salary serving as the annual guideline for the aggregate fair market value of such grants, with a maximum aggregate annual payout of 200% of Mr. Galvin’s then-current base salary if applicable performance targets are achieved, subject to approval by the Compensation Committee.
John T. McClain
2019 Employment Agreement
On January 28, 2019, the Company entered into an employment agreement with John T. McClain in connection with the Company’s employment of Mr. McClain as its Executive Vice President and Chief Financial Officer commencing as of February 11, 2019. The employment agreement provides that Mr. McClain will be an at-will employee and will receive an annual base salary of not less than $525,000 per year (to be prorated for any partial calendar year of employment) and certain other benefits consistent with those provided to other senior executives of the Company, including major medical, dental, life insurance, short-term disability insurance, long-term disability insurance, and retirement. In addition, Mr. McClain is eligible to earn an annual bonus, with a target bonus opportunity of at least 75% of his base salary and an annual maximum bonus opportunity of 150% of his base salary.
In addition, pursuant to the employment agreement, the Company paid Mr. McClain an inducement cash bonus of fifty thousand dollars ($50,000) as a result of the Company timely filing its annual report in respect of the Company’s 2018 financial year on Form 10-K with the SEC.

The employment agreement also provides for Mr. McClain to receive certain severance payments if the Company terminates his employment other than for cause (and not by reason of his death or disability) or if Mr. McClain terminates his employment for good reason, in any case, subject to his execution and non-revocation of a general release of claims. These severance payments include (i) an amount equal to fifteen months of Mr. McClain’s base salary (payable semi-monthly in equal installments), (ii) any earned but unpaid annual bonus for the calendar year preceding the calendar year in which such termination of employment occurs, (iii) a prorated annual bonus for the calendar year in which such termination of employment occurs, based on the number of days of his employment during such calendar year, and assuming target performance for such calendar year, (iv) Company-subsidized COBRA continuation coverage for Mr. McClain and his eligible dependents until the earliest of (x) Mr. McClain or his eligible dependents, as the case may be, ceasing to be eligible under COBRA, (y) 15 months following the date of termination, and (z) Mr. McClain becoming eligible for coverage under the health insurance plan of a subsequent employer, and (v) vesting of unvested equity awards, if and to the extent provided for in the applicable equity award agreement. In the event that Mr. McClain’s employment with the Company terminates under the circumstances described above but within 18 months after a “change in control” of the Company (as defined in Mr. McClain’s employment agreement with the Company), then Mr. McClain will be entitled to a lump sum payment equal to two times the sum of (a) the annual base salary and (b) the average annual bonus paid to him for the two calendar years immediately prior to such change in control (or if the “change in control” of the Company occurred during 2019, the amount of clause (b) above would have equaled 75% of Mr. McClain’s base salary), in addition to the other severance payments described in the foregoing clauses (ii), (iv) and (v). The employment agreement also contains certain confidentiality, non-disparagement and cooperation obligations for an indefinite period of time, and certain non-competition and non-solicitation obligations during employment and for 15 months thereafter.
The employment agreement provides for the grant to Mr. McClain of certain PSUs and RSUs as employment inducement awards and in lieu of Mr. McClain’s eligibility to participate in the Company’s 2019 long-term incentive plan. Pursuant to the employment agreement, on February 11, 2019, Mr. McClain received a grant of 175,000 PSUs, subject to earning more or less PSUs based on performance (the maximum number of PSUs that can be earned is 350,000). Fifty percent of the target number of PSUs were subject to the achievement of an adjusted EBITDA goal during the 2019 calendar year, and fifty percent of the target number of PSUs are subject to the achievement of a financial or other corporate achievement metric to be determined by the Compensation Committee for 2020, provided that the earned award for both the 2019 and 2020 calendar years is subject to modification based on TSR goals. Earned PSUs will become vested on March 31, 2021, subject to Mr. McClain’s continued employment with the Company through such date (except as provided below), and are settled as promptly as practicable after March 31, 2021 but in all events on or prior to December 31, 2021. If, during the performance period, a “change in control” (as defined in Mr. McClain’s employment agreement with the Company) occurs, then the unvested PSUs will be converted to a number of RSUs equal to the number of PSUs that would have vested on the date of such change in control based on performance through the date of the change in control, measured as if the date of such change in control had been the last day of the performance period, and such RSUs will vest on the last day of the performance period, subject to Mr. McClain’s continued employment with the Company and his compliance with the restrictive covenants contained in his employment agreement through the last day of the performance period (except as described below). Notwithstanding the foregoing, if the PSUs are not assumed, substituted with a similar award, or otherwise continued in such change in control, then such converted RSUs shall vest immediately prior to such change in control. In the event that Mr. McClain is terminated by the Company without cause (and not due to his death or disability) or by him with good reason, then performance will be measured as of the date of his termination of employment and he will be eligible to vest at the end of the performance period (subject to his compliance with certain restrictive covenants) in a pro-rata number of PSUs based on the percentage of the performance period during which he was employed. However, if such termination of employment occurs within 24 months after a change in control, then the RSUs into which the PSUs have converted upon such change in control will immediately vest on the date of termination (provided Mr. McClain is in continued compliance with the restrictive covenants contained in his employment agreement through the date of termination), and such RSUs generally will be settled within thirty (30) days after the termination date.
In addition, pursuant to the employment agreement, on February 11, 2019, Mr. McClain received an award of 175,000 RSUs. One-third of the RSUs vested on February 11, 2019, and the remaining two-thirds of the RSUs vested on February 11, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information with respect to outstanding equity-based awards at December 31, 2019 for our named executive officers, including grant dates and vesting dates related thereto:
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Robert C. Galvin	55,478(2)	74,896
			231,160(3)	312,066
	154,145(4)	208,096
			71,567(5)	96,616
	71,568(6)	96,617
John T. McClain	116,666(7)	157,500
			87,500(8)	118,125
	87,500(9)	118,125

(1)
Market value is based on our closing stock price of $1.35 on December 31, 2019.

(2)
On October 18, 2018, Mr. Galvin was granted 83,217 RSUs issued under the 2016 Plan. 27,739 of the RSUs vested on March 31, 2019, 27,739 vested on March 31, 2020 and 27,739 will vest on March 31, 2021, subject to Mr. Galvin’s continued employment with the Company through such vesting date.

(3)
On October 18, 2018, Mr. Galvin was awarded 231,160 PSUs as an inducement grant, subject to the terms and conditions of a performance stock unit award agreement, which sets forth certain performance targets and a performance period. The PSUs cliff vest at the end of a three-year performance period ending on October 15, 2021 based on the percentile ranking of the Company’s total shareholder return relative to its peer companies for such performance period.

(4)
On April 16, 2019, Mr. Galvin was awarded 154,145 RSUs subject to the 2016 Plan. 51,382 of the RSUs vested on March 31, 2020, 51,382 vest on March 31, 2021 and 51,381 vest on March 31, 2022, subject to Mr. Galvin’s continuous employment with the Company through each such vesting date.

(5)
On April 16, 2019, Mr. Galvin was awarded a target number of 143,135 PSUs (the “Galvin 2019 PSUs”), subject to the terms and conditions of a performance stock unit award agreement, which sets forth certain performance targets and a performance period. This number of PSUs represents the remaining target number of Galvin 2019 PSUs that can be earned based on performance during the 2020 calendar year. The Galvin 2019 PSUs will become vested on March 31, 2021, generally subject to Mr. Galvin’s continued employment with the Company on such vesting date.

(6)
This number of PSUs represents the number of Galvin 2019 PSUs that were earned based on 2019 performance and that are not subject to reduction based on TSR, which will become vested on March 31, 2021, generally subject to Mr. Galvin’s continued employment with the Company on such vesting date. 2019 performance was determined to be at 110% of target, but subject to reduction to 100% of target based on the Company’s TSR for 2019 and 2020.

(7)
On February 11, 2019, Mr. McClain was granted 175,000 RSUs as an inducement grant. 58,333 of the RSUs vested on February 11, 2019, and 116,666 vested on February 11, 2020.

(8)
On February 11, 2019, Mr. McClain was awarded a target number of 175,000 PSUs (the “McClain 2019 PSUs”), subject to the terms and conditions of a performance stock unit award agreement, which sets forth certain performance targets and a performance period. This number of PSUs represents the remaining target number of McClain 2019 PSUs that can be earned based on performance during the 2020 calendar year. The McClain 2019 PSUs will become vested on March 31, 2021, generally subject to Mr. McClain’s continued employment with the Company on such vesting date.

(9)
This number of PSUs represents the number of McClain 2019 PSUs that were earned based on 2019 performance and that are not subject to reduction based on TSR, which will become vested on March 31, 2021, generally subject to Mr. McClain’s continued employment with the Company on such vesting date. 2019 performance was determined to be at 110% of target, but subject to reduction to 100% of target based on the Company’s TSR for 2019 and 2020.

VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding beneficial ownership of our Common Stock as of April 27, 2020 by each of our directors and our named executive officers, all of our executive officers and directors, as a group, and each person known by us to beneficially hold more than five percent (5%) of our Common Stock, based on information obtained from such persons.
The amounts in the table below reflect the Company’s 1-to-10 reverse stock split effected on March 14, 2019. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all securities beneficially owned, subject to community property laws where applicable. The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of our Common Stock underlying options, warrants, restricted stock units and other convertible securities that are exercisable or convertible within sixty (60) days of April 27, 2020 and shares of our Common Stock underlying restricted stock awards that vest within sixty (60) days of April 27, 2020 are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder’s percentage ownership. The same securities may be beneficially owned by more than one person. Percentage ownership is based on 11,837,713 shares of our Common Stock outstanding as of April 27, 2020. The address for each beneficial owner, unless otherwise noted, is c/o Iconix Brand Group, Inc. at 1450 Broadway, Third Floor, New York, New York 10018.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Company’s Outstanding Common Stock Beneficially Owned
F. Peter Cuneo	5,224	*
Robert C. Galvin	429,826	*
John T. McClain	109,910	*
Justin Barnes	—	—
Drew Cohen	6,174	*
James A. Marcum	7,406	*
All directors and executive officers as a group (6 persons)	558,540	4.7%
UBS Group AG 1450 Broadway New York, NY 10018	616,908(1)	5.2%(2)

*
Less than 1%

(1)
Based on a Schedule 13G/A filed on February 12, 2020, UBS Group AG disclaims beneficial ownership of such securities. These shares are beneficially owned by the UBS Asset Management division of UBS Group AG and its subsidiaries and affiliates on behalf of its clients. This filing does not reflect securities, if any, beneficially owned by any other division of UBS Group AG. The address of record for the UBS Group AG is Bahnhofstrasse 45 Zurich, Switzerland.

(2)
UBS Group AG’s holdings above include shares to be issued upon the conversion of the Company’s 5.75% Convertible Notes due 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Pursuant to its charter, our Audit Committee must review and approve, where appropriate, all related party transactions.
The Company has entered into certain license agreements in which the core licensee is also one of our joint venture partners. As of December 31, 2019, the Company recognized the following royalty revenue amounts:
FY 2019
(in thousands)
Joint Venture Partner
MHMC(1)	$7
Albion Equity Partners LLC / GL Damek	2,350
Sports Direct International plc	1,188
M.G.S. Sports Trading Limited	440
Pac Brands USA, Inc.	363
$4,348

(1)
As of July 2019, MHMC is no longer a related party.

AUDIT COMMITTEE REPORT
In 2019, the Audit Committee met with management and representatives of BDO USA, LLP to review and discuss preparations for the audit and the procedures and timing of the audit of our financial statements. Following completion of the audit of the financial statements, the Audit Committee met with representatives of BDO USA, LLP and management to review and discuss the audited financial statements. The Audit Committee also discussed with representatives of BDO USA, LLP the matters required to be discussed by Auditing Standards No. 1301: as amended, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee received the written disclosures and the confirming letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with BDO USA, LLP its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee, as it was constituted on December 31, 2019, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for 2019.
THE AUDIT COMMITTEE
James Marcum, Chairperson
Justin Barnes
Drew Cohen

PROPOSAL II: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
BDO USA, LLP has audited and reported upon our financial statements for our fiscal year ended December 31, 2019. The Audit Committee of the Board of Directors has re-appointed BDO USA, LLP as our independent registered public accountants for 2020. Although stockholder approval of the appointment of BDO USA, LLP is not required by law, the Audit Committee and the Board of Directors believe that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of BDO USA, LLP is being submitted for stockholder ratification, the Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of BDO USA, LLP, our independent registered public accountants, at any time during the 2020 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
In addition to retaining BDO USA, LLP to audit our financial statements, we engage BDO USA, LLP from time to time to perform other services, as approved by the Audit Committee.
Audit Fees.   The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of (a) the Company’s annual financial statements for 2018, the reviews of the financial statements included in the Company’s Forms 10-Q and consents related to SEC registration statements for 2018 totaled approximately $1,245,000, and (b) the Company’s annual financial statements for 2019, the reviews of the financial statements included in the Company’s Forms 10-Q and consents related to SEC registration statements for 2019 totaled approximately $835,051.
Audit-Related Fees.   There were approximately $136,199 and $164,047 aggregate fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other capital raising activities for 2019 and 2018, respectively, and that are not disclosed in the paragraph captioned “Audit Fees” above.
Tax Fees.   The aggregate fees billed by BDO USA, LLP for professional services rendered for tax compliance and consulting for 2019 and 2018 were approximately $203,928 and $135,805, respectively.
All Other Fees.   There were no fees billed by BDO USA, LLP for products and services other than the services described in the paragraphs captioned “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above for 2018. In 2019, BDO USA, LLP billed an aggregate of $1,748,011 for legal fees.
The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO USA, LLP in 2019. Consistent with the Audit Committee’s responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee Chairperson or his or her designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee Chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved all the foregoing audit services and permissible non-audit services provided by BDO USA, LLP.
Board Recommendation
The affirmative votes of the holders of record of a majority of voting interest of the shares of stock cast for such matter at the Annual Meeting is required for approval of this proposal. The Board of Directors unanimously recommends that you vote “FOR” approval of Proposal II and the ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2020.

PROPOSAL III: TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION
We are asking stockholders to approve a non-binding advisory resolution on named executive officer compensation as reported in this Proxy Statement. As described within the “Executive Compensation” section of this Proxy Statement, the Compensation Committee has structured the Company’s named executive officer compensation program to achieve the following objectives:
•
Attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets.

•
Align pay with performance — as well as with the long-term interests of stockholders — by linking payouts to performance measures that promote long-term stockholder value.

•
Ensure continuity of the services of named executive officers so that they will contribute to, and be a part of, the Company’s long-term success and to promote and sustain stability in the executive team.

The Company and the Compensation Committee of our Board of Directors consistently review our executive compensation program to ensure that it reflects competition in the market place for talented individuals so that we can attract and retain skilled and committed long-term executives who we believe will contribute to accomplishing our vision. We continue to review our compensation plans closely and will make additional changes, as necessary, in an effort to ensure our practices are in keeping with industry norms and standards.
We urge stockholders to read the section entitled “Executive Compensation” in this Proxy Statement, which describes in more detail how the Company’s named executive officer compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the “Summary Compensation Table,” the related narrative and the “Outstanding Equity Awards at Fiscal Year-End” table, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the section entitled “Executive Compensation” are effective in achieving the Company’s goals and are in accordance with the compensation of our named executive officers reported in this Proxy Statement.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of Iconix Brand Group, Inc. (the “Company”) hereby approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the “Executive Compensation” section, compensation tables and narrative discussion in the Proxy Statement for the Company’s 2020 annual meeting of stockholders.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors, the Compensation Committee and the Company. Although non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.
Board Recommendation
The affirmative vote of the holders of record of a majority in voting interest of the shares of stock cast for such matter at the Annual Meeting is required for approval of this proposal. The Board of Directors unanimously recommends a vote “FOR” the approval of the non-binding advisory resolution on the Company’s named executive officer compensation.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING AND OTHER INFORMATION
Proxy Proposals Brought Under Rule 14a-8
Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2021 must submit the proposal to us at our address set forth on the first page of this Proxy Statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act not later than December 30, 2020 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals should contain, among other things, the name and record address of the stockholder and the class and number of shares of our Common Stock beneficially owned as of the record date established for the meeting. The proposal, as well as any questions related thereto, should be directed to the Company’s Secretary. At the 2021 annual meeting of stockholders, the Company’s management will be able to vote proxies in its discretion on any proposal not included in the Company’s proxy statement for such meeting if the Company does not receive required notice of the proposal on or before December 30, 2020, under Rule 14a-4(c) of the Exchange Act.
Director Nominations, Proposals for Action and Other Business Brought Before the Annual Meeting
Our By-Laws require that proposals of stockholders made outside of the processes of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-Laws, including providing all of the information specified in the By-Laws no earlier than February 16, 2021 and no later than March 18, 2021; provided, however, that in the event that the 2021 annual meeting of stockholders is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than June 16, 2021, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the one hundred and twentieth (120th) calendar day prior to the date of such annual meeting and not later than the close of businesses on the later of the ninetieth (90th) calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is less than one hundred (100) calendar days prior to the date of such annual meeting, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made. Stockholders are advised to review our By-Laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.
We did not receive any notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Rule 14a-4(c) of the Exchange Act, any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.
Other Matters
The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.
Delivery of Documents to Stockholders Sharing an Address
The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or unless you instruct otherwise. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to Iconix Brand Group, Inc., 1450 Broadway, Third Floor, New York, New York 10018 Attention: Secretary or (212) 730-0030, and we will promptly deliver them. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Secretary at the above address.
WHERE YOU CAN FIND MORE INFORMATION
This Proxy Statement and the Form 10-K is being made available to stockholders via the Internet. If you would like to receive a printed copy of this Proxy Statement and the Form 10-K, you should follow the instructions for requesting such information in the notice you receive.
This Proxy Statement and the Form 10-K also are available on our website at www.iconixbrand.com.
OTHER INFORMATION
Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the administration, distribution and solicitation of proxies for the Annual Meeting, and we expect that its fees will be approximately $8,500, plus reimbursement of reasonable out-of-pocket expenses. Morrow’s address is 470 West Avenue, Stamford, CT 06902. Stockholders can reach Morrow at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400. Further solicitation of proxies from some stockholders may be made by our directors, officers and regular employees personally, by telephone, mail, Internet, telegraph or special letter.
In addition, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers whose shares of Common Stock are registered in nominee name. We will reimburse such persons for their reasonable out-of-pocket costs.
The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
By order of the Board of Directors,
F. Peter Cuneo
Chairman
April 29, 2020

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ICONIX BRAND GROUP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 15, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend:
http://www.cstproxy.com/iconixbrand/2020

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors.

	FOR	AGAINST	ABSTAIN
(1) Justin Barnes	☐	☐	☐
(2) F. Peter Cuneo	☐	☐	☐
(3) Drew Cohen	☐	☐	☐
(4) Robert C. Galvin	☐	☐	☐
(5) James Marcum	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders.

To view the 2020 Proxy Statement and the 2020 Annual Report and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/iconixbrand/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ICONIX BRAND GROUP, INC.

1450 BROADWAY, 4th FLOOR
NEW YORK, NEW YORK 10018

The undersigned appoints ROBERT C. GALVIN and JOHN T. MCCLAIN, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ICONIX BRAND GROUP, INC. (the "Company") held of record by the undersigned at the close of business on April 27, 2020 at the Annual Meeting of Stockholders of the Company, to be held on Tuesday, June 16, 2020, at 12:30 P.M. Eastern Time, or at any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)